UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 11, 1997


                        Commission file number 1-655


                             MAYTAG CORPORATION


A Delaware Corporation        I.R.S. Employer Identification No. 42-0401785


403 West Fourth Street North, Newton, Iowa 50208


Registrant's telephone number:  515-792-7000





                                    N/A
       (Former name or former address, if changed since last report.)






















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Item 5.  Other Events

     On December 11, 1997 the Company issued a press release indicating it has reached an agreement with Sears, Roebuck and Co. to begin selling the full line of Maytag brand major appliances through Sears stores throughout the U.S.
     A copy of the Company's press release issued December 11, 1997 is attached as Exhibit 99(a) and is incorporated herein by reference.
     On December 11, 1997 the Company held a conference call discussing the outlook for the fourth quarter of 1997, the full year 1997 and full year 1998.
     A copy of the conference call remarks made by Gerald J. Pribanic, Chief Financial Officer, on December 11, 1997 is attached as Exhibit 99(b) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.






































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maytag Corporation
                                   (Registrant)

                              By:   s/s G. J. Pribanic
                                    G. J. Pribanic
                                    Chief Financial Officer



     December 11, 1997
       (Date)









































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                               EXHIBIT INDEX

                  The following exhibit is filed herewith.


Exhibit No.    Exhibit

    99(a) Press Release.

    99(b) Conference Call Remarks.

















































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